UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report: June 20, 2019

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL		33634
(Address of principal executive offices)		(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)    The 2019 annual meeting of shareholders of Oragenics, Inc. was held on June 20, 2019.

(b)    At the 2019 annual meeting, the following proposals were voted on by our shareholders:

PROPOSAL I:    Election of Directors.

Dr. Frederick Telling, Dr. Alan Joslyn, Mr. Robert Koski, Mr. Charles Pope, and Dr. Alan Dunton were each re-elected as Directors, to serve until our next annual meeting of shareholders or until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The votes were as follows:

	For	Withheld	Broker Non- Votes
Dr. Frederick Telling	12,402,122	567,518	19,882,039
Dr. Alan Joslyn	12,417,727	551,913	19,882,039
Robert Koski	12,378,361	591,279	19,882,039
Charles Pope	12,342,871	626,769	19,882,039
Dr. Alan Dunton	12,394,501	575,139	19,882,039

PROPOSAL II: To conduct a non-binding advisory vote on the desired frequency of a non-binding advisory vote on executive compensation. The votes were as follows:

ONE YEAR	11,747,310
TWO YEARS	830,561
THREE YEARS	131,635
ABSTAIN	258,234
BROKER NON-VOTES	19,883,939

PROPOSAL III: To conduct a non-binding advisory vote on executive compensation. The votes were as follows:

FOR	11,899,809
AGAINST	903,997
ABSTAIN	165,834
BROKER NON-VOTES	19,882,039

PROPOSAL IV: To ratify the 2018 Amendment to the Company’s 2012 Equity Incentive Plan. The votes were as follows:

FOR	11,780,268
AGAINST	1,123,725
ABSTAIN	65,647
BROKER NON-VOTES	19,882,039

PROPOSAL V: Approval of an amendment to the Company’s 2012 Equity Incentive Plan. The votes were as follows:

FOR	11,750,832
AGAINST	1,146,858
ABSTAIN	71,950
BROKER NON-VOTES	19,882,039

PROPOSAL VI: Ratification of the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2019. The votes were as follows:

FOR	31,749,890
AGAINST	640,389
ABSTAIN	461,400

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit No.	Description

4.1	2012 Equity Incentive Plan (incorporated by reference as Exhibit 4.1 to Form 8-K filed on October 25, 2012.

4.2	First Amendment to 2012 Equity Incentive Plan (incorporated by reference as Exhibit 4.2 to Form 8-K filed on May 5, 2017.)

4.3	Second Amendment to 2012 Equity Incentive Plan (incorporated by reference as Exhibit 4.3 to Form 8-K filed on December 29, 2017).

4.4	Third Amendment to 2012 Equity Incentive Plan (incorporated by reference as Exhibit 4.4 to Form 8-K filed on June 26, 2018).

4.5	Fourth Amendment to 2012 Equity Incentive Plan.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 21st day of June, 2019.

ORAGENICS, INC.
(Registrant)

BY:	/s/ Michael Sullivan
Michael Sullivan
Chief Financial Officer